GOLDMAN SACHS TRUST

Goldman Sachs Institutional Liquid Assets Portfolios

ILA Shares, ILA Administration Shares, ILA Service Shares and
ILA Cash Management Shares of:
Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Money Market Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Obligations Portfolio
Goldman Sachs Institutional Liquid Assets Treasury Instruments Portfolio
Goldman Sachs Institutional Liquid Assets Federal Portfolio
Goldman Sachs Institutional Liquid Assets Tax-Exempt Diversified Portfolio
(the “Funds”, or the “ILA Funds”)

ILA Class B Shares and ILA Class C Shares of:
Goldman Sachs Institutional Liquid Assets Prime Obligations Portfolio

Supplement dated July 27, 2010 to the
Prospectuses dated December 29, 2009 (the “Prospectuses”)

As previously noted in the Prospectus Supplement dated March 1, 2010, the Board of Trustees of Goldman Sachs Trust (the “Trust”) has approved a plan to consolidate the assets of the Funds with those of other similarly managed money market funds of the Trust. ILA Fund shareholders have the opportunity to exchange their shares for shares of substantially similar Goldman Sachs money market funds at amortized cost (i.e., Fund shareholders receive $1.00 for each share currently held and pay $1.00 for each new share of the new Goldman Sachs money market funds). After this voluntary exchange has been fully carried out, each Fund will be liquidated, and shareholders who have chosen not to participate in the exchange will receive a liquidating distribution in the amount of their investment.

All steps of the exchange and subsequent liquidations of the Funds are expected to be completed sometime prior to or including August 31, 2010, with such dates subject to the discretion of the officers of the Trust. The precise dates of the Funds’ eventual liquidations within this period may vary. The Funds may be liquidated at different times, depending in large part on the percentage of each Fund’s shares that are redeemed. If a relatively large percentage of a Fund’s shares is redeemed, then continuing operations through August 2010 may not be feasible, and the Fund would be more likely to liquidate as of an earlier date.

In anticipation of the liquidation of portfolio holdings that will be necessary to satisfy exchange requests, and because it is expected that each Fund will be fully liquidated no later than August 31, 2010, a Fund may not be fully invested over the course of the next few weeks. Furthermore, to the extent that a Fund’s assets are invested, they may be concentrated in relatively short-term, low-yielding securities. Therefore, during the period prior to liquidation, the Funds may not be achieving their investment objectives, and performance may be adversely affected. Finally, while each Fund will attempt to increase its liquidity in anticipation of the potential exchanges and eventual liquidation, significant redemption or market activity prior to liquidation could adversely affect a Fund’s liquidity and its ability to maintain a $1.00 net asset value per share.

This Supplement should be retained with your Prospectuses for future reference.

00075212
ILALIQSTK 7-10